                                                                    Exhibit 10.4

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of September 29, 2003 (the "AMENDMENT"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U. S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U.S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

          WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

          WHEREAS, the Lenders are willing to amend such provisions on and subject to the terms and conditions herein;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

          SECTION 1. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT. (a)
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "APPLICABLE MARGIN" in its entirety and substituting in lieu thereof:

          ""APPLICABLE MARGIN": for each Type of Loan, the rate per annum set forth under the relevant column heading below:


                                                 ABR Loans and       Eurodollar Loans and
                                                 C$ Prime Loans       Bankers' Acceptances
                 U.S. Revolving Loans and
                      Canadian Loans                   2.50%                   3.50%
                        Term Loans                     2.75%                   3.75%;

     PROVIDED, that on and after each Adjustment Date to occur after the completion of two full fiscal quarters of NSP following the Closing Date, the Applicable Margin with respect to U.S. Revolving Loans, U.S. Swingline Loans and Canadian Loans will be determined pursuant to the Pricing Grid."

          SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrowers jointly and severally represent and warrant that the representations and warranties made by the Borrowers in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, are true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date. The Borrowers jointly and severally represent and warrant that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          SECTION 3. EFFECTIVENESS. This Amendment shall be effective on and as of the date of this Amendment at such time that (a) it shall have been executed and delivered by each of the Borrowers, the Administrative Agent, the Required Lenders and each Term Lender and (b) the Acknowledgment and Consent attached hereto shall have been executed and delivered by each Guarantor.

          SECTION 4. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

          SECTION 5. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with NSP and the Administrative Agent.

          SECTION 6. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [Rest of page left intentionally blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first herein written.

                            NORCROSS SAFETY PRODUCTS L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            NORTH SAFETY PRODUCTS INC.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            MORNING PRIDE MANUFACTURING L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            NORTH SAFETY PRODUCTS LTD.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            FLEET NATIONAL BANK, as Administrative
                            Agent and as a U.S. Lender

                            By: /s/ Richard M .Williams
                                 Name:    Richard M .Williams
                                 Title:   Vice President

                            CANADIAN IMPERIAL BANK OF
                            COMMERCE, solely as Syndication Agent

                            By: /s/ Gerald Girardi
                                 Name:    Gerald Girardi
                                 Title:   Executive Vice President CIBC
                                          World Martkets Corp., as Agent


                            GENERAL ELECTRIC CAPITAL
                            CORPORATION, as Documentation Agent and
                            as a U.S. Lender

                            By: /s/ Moria A. Duncan
                                 Name:    Moria A. Duncan
                                 Title:   Senior Risk Manager


                            CANADIAN IMPERIAL BANK OF
                            COMMERCE, solely as Canadian Lender

                            By: /s/ Gerald Girardi
                                 Name:    Gerald Girardi
                                 Title:   Executive Vice President CIBC
                                          World Martkets Corp., as Agent

                            CIBC INC., as a U.S. Lender

                            By: /s/ Gerald Girardi
                                 Name:    Gerald Girardi
                                 Title:   Executive Vice President CIBC
                                          World Martkets Corp., as Agent

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            AERIES FINANCE-II LTD.
                            By: INVESCO Senior Secured Management, Inc.
                                As Sub-Managing Agent


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                            AIM FLOATING RATE FUND
                            By: INVESCO Senior Secured Management, Inc.
                                As Sub-Adviser


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            ANTARES CAPITAL CORPORATION


                            By:  /s/ David Mahon
                                 ---------------------------------
                                 Name:  David Mahon
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

                            By:  /s/ Leslie Hundley
                                 ---------------------------------
                                 Name:  Leslie Hundley
                                 Title: Officer

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            APEX (IDM) CDO I, LTD.
                            ELC (CAYMAN) LTD. CDO SERIES 1999-I
                            ELC (CAYMAN) LTD.
                            ELC (CAYMAN) LTD 1999-III
                            ELC (CAYMAN) LTD. 2000-I
                            TRYON CLO LTD. 2000-I
                            By: David L. Babson & Company Inc. as Collateral Manager



                            By:  /s/ Glenn Duffy
                                 ---------------------------------
                                 Name:  Glenn Duffy
                                 Title: Managing Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Archimedes Funding IV (Cayman), Ltd.
                            By:    ING Capital Advisors LLC,
                                   as Collateral Manager

                            By:  /s/ Philip C. Robbins
                                 ---------------------------------
                                 Name:  Philip C. Robbins
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            AVALON CAPITAL LTD. 2
                            By: INVESCO Senior Secured Management, Inc.
                                As Portfolio Advisor


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Balanced High-Yield Fund II, Ltd.
                            By:    ING Capital Advisors LLC,
                                   as Asset Manager

                            By:  /s/ Philip C. Robbins
                                 ---------------------------------
                                 Name:  Philip C. Robbins
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            BRYN MAWR CLO, Ltd.
                            By: Deerfield Capital Management LLC as its
                            Collateral Manager


                            By:  /s/ Dale Burrow
                                 ---------------------------------
                                 Name:  Dale Burrow
                                 Title: Senior Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                              Centurion CDO II, Ltd
                              By: American Express Asset Management Group Inc. as Collateral Manager
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Leanne Stavrakis
                                 ---------------------------------
                                 Name:  Leanne Stavrakis
                                 Title: Director-Operations

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             Centurion CDO VI, Ltd.
                             By: American Express Asset Management Group, Inc. As Collateral Manager
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Leanne Stavrakis
                                 ---------------------------------
                                 Name:  Leanne Stavrakis
                                 Title: Director-Operations

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             CHARTER VIEW PORTFOLIO
                             By: INVESCO Senior Secured Management, Inc.
                                 As Investment Advisor


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             CITICORP INSURANCE AND INVESTMENT TRUST

                             By: Travelers Asset Management International
                                 Company LLC


                            By:  /s/ Pamela D. Westmoreland
                                 ---------------------------------
                                 Name:  Pamela D. Westmoreland
                                 Title: Investment Officer

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             CITICORP INVESTMENTS CORPORATE LOAN FUND INC.

                             By: Travelers Asset Management International
                                 Company LLC


                            By:  /s/ Pamela D. Westmoreland
                                 ---------------------------------
                                 Name:  Pamela D. Westmoreland
                                 Title: Investment Officer

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             DIVERSIFIED CREDIT PORTFOLIO LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Investment Advisor


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             Dryden III Leverage Loan CDO 2001,
                             By: Prudential Investment Management Inc., As
                                 Collateral Manager


                            By:  /s/ Robin S. Snyder
                                 ---------------------------------
                                 Name:  Robin S. Snyder
                                 Title: Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             APEX (IDM) CDO I, LTD
                             ELC (CAYMAN) LTD. CDO SERIES 1999-I
                             ELC (CAYMAN) LTD.
                             ELC (CAYMAN) LTD 1999-III
                             ELC (CAYMAN) LTD. 2000-I
                             TRYON CLO LTD. 2000-I
                             By: David L. Babson & Company Inc. as Collateral
                                 Manager


                            By:  /s/ Glenn Duffy
                                 ---------------------------------
                                 Name:  Glenn Duffy
                                 Title: Managing Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                             Endurance CLO I, Ltd.
                             By: ING Capital Advisors LLC,
                                 as Collateral Manager


                            By:  /s/ Philip C. Robbins
                                 ---------------------------------
                                 Name:  Philip C. Robbins
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                                            Flagship CLO II
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Mark S. Pellettier
                                 ---------------------------------
                                 Name:  Mark S. Pellettier
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Flagship CLO 2001-I
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Mark S. Pelletier
                                 ---------------------------------
                                 Name:  Mark S. Pelletier
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            FOREST CREEK CLO, Ltd.
                            By: Deerfield Capital Management LLC as its
                            Collateral Manager

                            By:  /s/ Dale Burrow
                                 ---------------------------------
                                 Name:  Dale Burrow
                                 Title: Senior Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Franklin CLO III, Limited
                            Franklin CLO IV, Limited
                            Franklin Floating Rate Trust
                            Franklin Floating Rate Master Series
                            Franklin Floating Rate Daily Access Fund

                            By:  /s/ Richard D'Addario
                                 ---------------------------------
                                 Name:  Richard D'Addario
                                 Title: Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            GLENEAGLES TRADING LLC

                            By:  /s/ DIANA M. HIMES
                                 ---------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: ASSISTANT VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            GMAC COMMERCIAL FINANCE LLC

                            By:  /s/ Joel Richards
                                 ---------------------------------
                                 Name:  Joel Richards
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            GOLDENTREE LOAN OPPORTUNITIES, I
                            LIMITED
                            By:  GoldenTree Asset Management, LP


                            By:  /s/   Fred Haddad
                                 ---------------------------------
                                 Name: Fred Haddad

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            GOLDENTREE LOAN OPPORTUNITIES, II
                            LIMITED
                            By:  GoldenTree Asset Management, LP


                            By:  /s/   Fred Haddad
                                 ---------------------------------
                                 Name: Fred Haddad

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            GOLDMAN SACHS CREDIT PARTNERS, L.P.


                            By:  /s/ Pedro Ramirez
                                 ---------------------------------
                                 Name:  Pedro Ramirez
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            ING PRIME RATE TRUST
                            By: Aeltus Investment Management, Inc.
                                as its investment manager

                            By:  /s/ Charles E. LeMieux
                                 ---------------------------------
                                 Name:  CHARLES E. LeMIEUX, CFA
                                 Title: VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            INVESCO EUROPEAN CDO I S.A.
                            By: INVESCO Senior Secured Management, Inc.
                                As Collateral Manager

                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            KZH CYPRESSTREE-1 LLC


                            By:  /s/ Dorian Herrera
                                 ---------------------------------
                                 Name:  DORIAN HERRERA
                                 Title: AUTHORIZED AGENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            KZH HIGHLAND-2 LLC


                            By:  /s/ Dorian Herrera
                                 ---------------------------------
                                 Name:  DORIAN HERRERA
                                 Title: AUTHORIZED AGENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            KZH ING-2 LLC


                            By:  /s/ Dorian Herrera
                                 ---------------------------------
                                 Name:  DORIAN HERRERA
                                 Title: AUTHORIZED AGENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            KZH STERLING LLC


                            By:  /s/ Dorian Herrera
                                 ---------------------------------
                                 Name:  DORIAN HERRERA
                                 Title: AUTHORIZED AGENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            MARINER CDO 2002, LTD.


                            By:  /s/ David Mahon
                                 ---------------------------------
                                 Name:  David Mahon
                                 Title: Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                            Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

                            By:  /s/ Julia Maslanka
                                 ---------------------------------
                                 Name:  Julia Maslanka
                                 Title: Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Metropolitan Life Insurance Company

                            By:  /s/ James R. Dingler
                                 ---------------------------------
                                 Name:  James R. Dingler
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            ML CLO XII PILGRIM AMERICA
                            (CAYMAN) LTD,
                            By: ING Investments, LLC
                                as its investment manager


                            By:  /s/ Charles E. LeMieux
                                 ---------------------------------
                                 Name:  CHARLES E. LeMIEUX, CFA
                                 Title: VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            ML CLO XV PILGRIM AMERICA
                            (CAYMAN) LTD,
                            By: ING Investments, LLC
                                as its investment manager


                            By:  /s/ Charles E. LeMieux
                                 ---------------------------------
                                 Name:  CHARLES E. LeMIEUX, CFA
                                 Title: VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Monument Capital Ltd.
                            By: Alliance Capital Management L.P.
                                as Investment Manager
                            By: Alliance Capital Management Corporations
                                as General Partner
                            -------------------------------------------------
                                             [NAME OF LENDER]

                            By:  /s/ Zev Halstuch
                                 ---------------------------------
                                 Name:  Zev Halstuch
                                 Title: Analyst

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            MUIRFIELD TRADING LLC


                            By:  /s/ Diana M. Himes
                                 ---------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: ASSISTANT VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                                            National City Bank
                            --------------------------------------------------
                                             [NAME OF LENDER]

                            By:  /s/ Andrew J. Pernsteiner
                                 ---------------------------------
                                 Name:  Andrew J. Pernsteiner
                                 Title: Assistant Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1,
                            LTD.
                            By:  INVESCO Senior Secured Management, Inc.
                                 As Sub-Advisor

                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            OLYMPIC FUNDING TRUST, SERIES 1999-1


                            By:  /s/ Diana M. Himes
                                 ---------------------------------
                                 Name:  DIANA M. HIMES
                                 Title: AUTHORIZED AGENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Oryx CLO Ltd.
                            By:  ING Capital Advisors LLC,
                                  as Collateral Manager

                            By:  /s/ Philip C. Robbins
                                 ---------------------------------
                                 Name:  Philip C. Robbins
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            RCG Endeavour, LLC
                            --------------------------------------------------
                                             [NAME OF LENDER]


                            By:  /s/ Neil Rothenberg
                                 ---------------------------------
                                 Name:  Neil Rothenberg
                                 Title: Managing Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            ROSEMONT CLO, Ltd.
                            By: Deerfield Capital Management LLC as its
                            Collateral Manager


                            By:  /s/ Dale Burrow
                                 ---------------------------------
                                 Name:  Dale Burrow
                                 Title: Senior Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            SARATOGA CLO I, LIMITED
                            By:  INVESCO Senior Secured Management, Inc.
                                 As Asset Manager

                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Sequils - Centurion V, Ltd.
                            By: American Express Asset Management Group Inc. As Collateral Manager
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Leanne Stavrakis
                                 ---------------------------------
                                 Name:  Leanne Stavrakis
                                 Title: Director - Operations

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                            SEQUILS-Cumberland I, Ltd.
                            By: Deerfield Capital Management LLC as its
                            Collateral Manager


                            By:  /s/ Dale Burrow
                                 ---------------------------------
                                 Name:  Dale Burrow
                                 Title: Senior Vice President

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            SEQUILS-LIBERTY, LTD.
                            By: INVESCO Senior Secured Management, Inc.
                                As Collateral Manager


                            By:  /s/ Gregory Stoeckle
                                 ---------------------------------
                                 Name:  Gregory Stoeckle
                                 Title: Authorized Signatory

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            SEQUILS-PILGRIM I, LTD
                            By: ING Investments, LLC
                                as its Investment manager


                            By:  /s/ Charles E. LeMieux
                                 ---------------------------------
                                 Name:  CHARLES E. LeMIEUX, CFA
                                 Title: VICE PRESIDENT

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            SIGNATURE 5 LIMITED
                            By: JOHN HANCOCK LIFE INSURANCE COMPANY
                                AS PORTFOLIO ADVISER
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Steven S. Lee
                                 ---------------------------------
                                 Name:  STEVEN S. LEE
                                 Title: MANAGING DIRECTOR

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                            Stanfield Carrera CLO, Ltd.
                            By: Stanfield Capital Partners LLC
                            as its Asset Manager
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:   [ILLEGIBLE]
                                 ---------------------------------
                                 Name:
                                 Title:

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                            THE TRAVELERS INSURANCE COMPANY

                            By:  /s/ Pamela D. Westmoreland
                                 ---------------------------------
                                 Name:  Pamela D. Westmoreland
                                 Title: Investment Officer

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            APEX (IDM) CDO I, LTD.
                            ELC (CAYMAN) LTD. CDO SERIES 1999-I
                            ELC (CAYMAN) LTD.
                            ELC (CAYMAN) LTD 1999-III
                            ELC (CAYMAN) LTD. 2000-I
                            TRYON CLO LTD. 2000-I
                            By: David L. Babson & Company Inc. as Collateral Manager



                            By:  /s/ Glenn Duffy
                                 ---------------------------------
                                 Name:  Glenn Duffy
                                 Title: Managing Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Venture II CDO 2002, Limited
                            By its investment advisor, Barclays Bank PLC,
                            New York Branch
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Michael G. Regan
                                 ---------------------------------
                                 Name:  Michael G. Regan
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                            Venture CDO 2002, Limited
                            By its investment advisor, Barclays
                            Capital Asset Management Limited,
                            By its sub-advisor, Barclays Bank PLC,
                            New York Branch
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  /s/ Michael G. Regan
                                 ---------------------------------
                                 Name:  Michael G. Regan
                                 Title: Director

                            Signature page to the SECOND AMENDMENT dated as of September 25, 2003 (this "AMENDMENT"), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the "CREDIT AGREEMENT"), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company ("NSP"), NORTH SAFETY PRODUCTS INC., a Delaware corporation ("NORTH SAFETY"), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company ("MORNING PRIDE," together with NSP and North Safety, the "U.S. BORROWERS"), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario ("NORTH SAFETY CANADA" and, together with the U.S. Borrowers, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties thereto (the "U. S. LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE (the "CANADIAN LENDER"), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the "SYNDICATION AGENT") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").


                            Windsor Loan Funding, Limited
                            By: Stanfield Capital Partners LLC
                                as its Investment Manager
                            -------------------------------------------------
                                            [NAME OF LENDER]


                            By:  [ILLEGIBLE]
                                 ---------------------------------
                                 Name:
                                 Title:

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned as guarantors under the Second Amended and Restated Guarantee and Collateral Agreement, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement and the Guarantee.



                            NSP HOLDING L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                 Financial Officer


                            NORCROSS SAFETY PRODUCTS L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            MORNING PRIDE MANUFACTURING L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            NORTH SAFETY PRODUCTS INC.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer

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                            PRO-WARRINGTON L.L.C.

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                          Financial Officer


                            NORTH SAFETY MEXICO HOLDINGS LLC

                            By: /s/ David F. Myers, Jr.
                                 Name:    David F. Myers, Jr.
                                 Title:   Executive Vice President / Chief
                                 Financial Officer